Exhibit 10.60

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

Supplemental Agreement No. 6

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of July 21, 2015 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

WITNESSETH:

A. WHEREAS, the parties entered into Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (the Aircraft); and

B. WHEREAS, Customer desires to add fifty (50) Aircraft to the Purchase Agreement, which shall be designated as either Block E, Block F or Block G Aircraft, with delivery dates as follows:

Delivery Month & Year of new Aircraft	Block
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E

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BOEING PROPRIETARY

S6-1

Supplemental Agreement No. 6 to

Purchase Agreement No. 3712

[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block E
[*]	Block F
[*]	Block F
[*]	Block F

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BOEING PROPRIETARY

S6-2

Supplemental Agreement No. 6 to

Purchase Agreement No. 3712

[*]	Block F
[*]	Block F
[*]	Block F
[*]	Block F
[*]	Block F
[*]	Block F
[*]	Block F
[*]	Block F
[*]	Block G
[*]	Block G
[*]	Block G
[*]	Block G

C. WHEREAS, Customer desires to reschedule twenty (20) Option Aircraft with delivery dates as follows:

Prior Delivery Month & Year for Option Aircraft	Revised Delivery Month & Year for Option Aircraft
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

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BOEING PROPRIETARY

S6-3

Supplemental Agreement No. 6 to

Purchase Agreement No. 3712

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

D. WHEREAS, Customer desires to reschedule fifteen (15) Block D Option Aircraft with delivery dates as follows:

Prior Delivery Month & Year for Block D Option Aircraft	Revised Delivery Month & Year for Block D Option Aircraft
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

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BOEING PROPRIETARY

S6-4

Supplemental Agreement No. 6 to

Purchase Agreement No. 3712

E. WHEREAS, Customer desires to add fifteen (15) Option Aircraft to the Purchase Agreement, hereinafter referred to as Option Aircraft, with delivery dates as follows:

Delivery Month & Year for Option Aircraft	Block
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft
[*]	Option Aircraft

F. WHEREAS, Customer desires to add thirty-seven (37) Purchase Rights to the Purchase Agreement.

G. WHEREAS, Customer desires that [*] except as specifically provided for in this Supplemental Agreement.

H. WHEREAS, Customer, Boeing and General Electric Company have executed a separate Tri-party Agreement Regarding [*] dated July 21, 2015_to address certain [*].

I. WHEREAS, Boeing has provided Customer a Letter regarding [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

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BOEING PROPRIETARY

S6-5

Supplemental Agreement No. 6 to

Purchase Agreement No. 3712

1. Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto to reflect certain corrections to Letter Agreement titles and the changes made by this Supplemental Agreement No. 6.

2. Boeing and Customer acknowledge and agree that execution of this Supplemental Agreement No. 6 and upon fulfillment of the condition described in Article 25 below, (i) thirty-five (35) of the fifty (50) Aircraft described in Recital Paragraph B are hereby added to the Purchase Agreement and are considered by the parties as “Block E Aircraft”, (ii) eleven (11) of the fifty (50) Aircraft described in Recital Paragraph B are hereby added to the Purchase Agreement and are considered by the parties as “Block F Aircraft”, (iii) four (4) of the fifty (50) Aircraft described in Recital paragraph B above are hereby added to the Purchase Agreement as conditional firm aircraft and will be considered by the parties as “Block G Aircraft”, (iv) the twenty (20) Option Aircraft described in Recital Paragraph C above and the fifteen (15) Block D Option Aircraft described in Recital Paragraph D above are rescheduled as described herein, (v) the fifteen (15) Option Aircraft described in Recital Paragraph E are hereby added to the Purchase Agreement as “Option Aircraft” and shall be deemed such for all purposes under the Purchase Agreement except as otherwise set forth herein and (vi) thirty-seven (37) Purchase Rights are hereby added to the Purchase Agreement increasing the total quantity of Purchase Rights to fifty (50). The Block E, F and G Aircraft will be deemed “Aircraft” for all purposes under the Purchase Agreement.

3. Insert a new Table 1-A2, attached hereto, to add to the Purchase Agreement the thirty-five (35) Block E Aircraft, the eleven (11) Block F Aircraft and the four (4) Block G Aircraft described in Recital Paragraph B above.

4. Revise and replace in its entirety, Table 1-B with a revised Table 1-B, attached hereto, to update the specification reference and to add a note pertaining to one Block B Aircraft.

5. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106151R1, Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft, with Letter Agreement FED-PA-03712-LA-1106151R2, Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft, attached hereto, to extend the [*] for Option Aircraft and apply the [*] of such revised Letter Agreement to the fifteen (15) Option Aircraft described in Recital Paragraph E above.

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BOEING PROPRIETARY

S6-6

Supplemental Agreement No. 6 to

Purchase Agreement No. 3712

6. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106154R1, Firm Aircraft Delivery Matters, with Letter Agreement FED-PA-03712-LA-1106154R2, Firm Aircraft and Option Aircraft Delivery Matters, attached hereto, to revise the

[*] applicable to firm Aircraft and Option Aircraft pursuant to the Purchase Agreement.

7. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106156R1, Option Aircraft, with Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, and attachments 1 and 2 and new attachments 3 and 4 to such Letter Agreement, each attached hereto, to reflect: (i) revised terms relating to Option Aircraft, (ii) the rescheduling of the Option Aircraft described in Recital Paragraph C above, (iii) the rescheduling of the Block D Option Aircraft described in Recital Paragraph D above and (iv) the addition of the Option Aircraft described in Recital Paragraph E above.

8. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106158R1, Right to Purchase Additional Aircraft, with Letter Agreement FED-PA-03712-LA-1106158R2, Right to Purchase Additional Aircraft, attached hereto, to add the Purchase Rights described in Recital Paragraph F above and to revise the delivery window and expiration date of the Purchase Rights.

9. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106177, [*], with Letter Agreement FED-PA-03712-LA-1106177R1, [*], attached hereto, to revise certain business terms.

10. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106574, Agreement for Deviation from the [*], with Letter Agreement FED-PA-03712-LA-1106574R1, Agreement for Deviation from the [*], attached hereto, to reflect the performance guarantee Letter Agreement revision described in Paragraph 11 below.

11. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106584R3, Aircraft Performance Guarantees, with Letter Agreement FED-PA-03712-LA-1106584R4, Aircraft Performance Guarantees, attached hereto, to reflect the addition of the Block E, Block F and Block G Aircraft described in Recital Paragraph B above.

12. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106614R1, Special Matters for Purchase Right Aircraft, with Letter Agreement FED-PA-03712-LA-1106614R2, Special Matters for Purchase Right Aircraft, attached hereto, to reflect a revision to the business terms applicable to Purchase Rights Aircraft, if exercised.

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BOEING PROPRIETARY

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Supplemental Agreement No. 6 to

Purchase Agreement No. 3712

13. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1208292R1, Special Matters Concerning Escalation – Block B and Block C Aircraft with Letter Agreement FED-PA-03712-LA-1208292R2, Special Matters Concerning Escalation – Block B, Block C, Block E, Block F and Block G Aircraft, attached hereto, to extend the [*] and apply the [*] of such revised Letter Agreement to the thirty-five (35) Block E Aircraft, the eleven (11) Block F Aircraft and the four (4) Block G Aircraft described in Recital Paragraph B.

14. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1208296, Special Matters for Block D Option Aircraft, with Letter Agreement FED-PA-03712-LA-1208296R1, Special Matters for Block D Option Aircraft, attached hereto, to reflect a revision to the business terms applicable to Block D Option Aircraft, if exercised.

15. Revise and replace in its entirety Letter Agreement 6-1162-SCR-146, Special Provision - Block B Aircraft, with Letter Agreement 6-1162-SCR-146R1, Special Provision - Block B and Block G Aircraft, attached hereto, to reflect the addition of the four (4) Block G Aircraft and the application of the terms of the revised Letter Agreement to such Block G Aircraft.

16. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1306854, Performance Guarantees, Demonstrated Compliance, with Letter Agreement FED-PA-03712-LA-1306854R1, Performance Guarantees, Demonstrated Compliance, attached hereto, to reflect the performance guarantee Letter Agreement revision described in Paragraph 11 above.

17. Add a new Letter Agreement 6-1162-LKJ-0705, Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2, attached hereto, to describe the business terms applicable to the Block E, Block F and Block G Aircraft described in Recital Paragraph B above.

18. Add a new Letter Agreement 6-1162-LKJ-0707, Agreement Regarding [*], attached hereto, to describe the terms applicable to [*].

19. Add a new Letter Agreement 6-1162-LKJ-0709, [*] Special Matters, attached hereto, to describe [*].

20. For the sake of clarity, the parties agree that the thirty-five (35) Block E Aircraft, eleven (11) Block F Aircraft and four

(4) Block G Aircraft added herein shall be subject to Letter Agreement FED-PA-03712-LA-1106159R1, Special Matters Concerning [*] and Letter Agreement FED-PA-03712-LA-1106584R4, Aircraft Performance Guarantees.

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BOEING PROPRIETARY

S6-8

Supplemental Agreement No. 6 to

Purchase Agreement No. 3712

21. Letter Agreement 6-1162-LKJ-0696R6, [*], executed by the parties on January 22, 2015, is hereby added to the Table of Contents of the Purchase Agreement. Additionally, for the avoidance of doubt, the thirty-five (35) Block E Aircraft and the eleven

(11) Block F Aircraft (both of which are described in Recital Paragraph B above) are [*] pursuant to Letter Agreement 6-1162-LKJ-0696R6, and, together with the four (4) Aircraft added to the Purchase Agreement pursuant to Supplemental Agreement No. 5, raise the total number of [*] purchased as of the date of execution of this Supplemental Agreement No. 6 to fifty (50).

22. The parties agree that the revisions in this SA-6 are intended to result in [*] except as specifically provided for in this Supplemental Agreement. Notwithstanding the above, [*] to Customer consisting of: (i) an additional [*] for the Block E, Block F and Block G Aircraft as described in paragraph 1.6 of Letter Agreement 6-1162-LKJ-0705, Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2 in an [*] and subject to [*] in accordance with the Purchase Agreement, (ii) a [*] applicable to [*] as described in Letter Agreement FED-S2-2-LA-1501881, [*] Special Matters – [*][*] as described in Letter Agreement FED-PA-03712-LA-1106177R1, [*], resulting in [*], and (iv) [*] as described in Letter Agreement 6-1162-LKJ-0696R6, [*], which the parties acknowledge for the purposes of this Article 22 is [*].

23. As a result of the changes incorporated in this Supplemental Agreement No. 6, Customer will [*] applicable to each of the thirty-five (35) Block E Aircraft, eleven (11) Block F Aircraft, and four (4) Block G Aircraft described in Recital Paragraph B and added to the Purchase Agreement pursuant to this Supplemental Agreement No. 6 and (ii) an Option Deposit [*] for each of the fifteen (15) Option Aircraft described in Recital Paragraph E and added to the Purchase Agreement pursuant to this Supplemental Agreement No. 6. [*]. For clarity, the terms “pre-delivery payment(s)”, “PDP(s)” and “advance payment(s)” are used on an interchangeable basis. [*] of executing this Supplemental Agreement No. 6.

24. This Supplemental Agreement No. 6 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to July 31, 2015.

25. Notwithstanding the foregoing Article 24, the effectiveness of this Supplemental Agreement No. 6 is expressly conditioned upon Customer receiving approval from the board of directors of Customer’s parent company, FedEx Corporation. Should such approval not be granted and confirmed in writing by Customer to Boeing on or by July 31, 2015, this Supplemental Agreement No. 6 shall automatically terminate and be null and void in all respects, and neither party shall owe

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BOEING PROPRIETARY

S6-9

Supplemental Agreement No. 6 to

Purchase Agreement No. 3712

any obligation to the other party with respect to the matters expressed herein; provided, however, no such termination shall otherwise impact the parties’ rights and obligations existing under the Purchase Agreement, as amended or otherwise modified, prior to this Supplemental Agreement No. 6. For the sake of clarity, neither party shall be deemed to be in default hereunder for failing to have performed any obligation created under this Supplement Agreement No. 6, including, without limitation, any payment obligation, prior to the receipt by Boeing of the aforementioned written confirmation.

BOEING PROPRIETARY

S6-10

Supplemental Agreement No. 6 to

Purchase Agreement No. 3712

EXECUTED as of the day and year first above written.

THE BOEING COMPANY

By:	/s/ Kirsten Jensen

Its:	Attorney-In-Fact

FEDERAL EXPRESS CORPORATION

By:	/s/ Phillip C. Blum

Its:	Vice President Aircraft Acquisition

BOEING PROPRIETARY

S6-11

TABLE OF CONTENTS
ARTICLES	SA Number
1 Quantity, Model and Description
2 Delivery Schedule
3 Price
4 Payment
5 Additional Terms

TABLES
1-A Firm Aircraft Information Table	1
1-A1 Block C Aircraft Information Table
1-A2 Block E, Block F and Block G Aircraft Information Table	6
1-B Exercised Option Aircraft Information Table	6
1-B1 Exercised Block D Option Aircraft Information Table	2
1-C Exercised Purchase Right Aircraft Information Table	2

EXHIBIT
A Aircraft Configuration	4
B Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1 Escalation Adjustment/Airframe and Optional Features
BFE1 BFE Variables	2
CS1 Customer Support Variables
EE1 Engine Escalation, Engine Warranty and Patent Indemnity
SLP1 Service Life Policy Components
FED-PA-03712	SA-6

BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number
LA-1106151R2	LA-Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right
	Aircraft	6
LA-1106152	LA-Special Matters Concerning [*] – Firm Aircraft
LA-1106153	LA-Liquidated Damages Non-Excusable Delay
LA-1106154R2	LA-Firm Aircraft and Option Aircraft Delivery Matters	6
LA-1106155	LA-Open Configuration Matters
LA-1106156R2	LA-Option Aircraft	6
LA-1106157	AGTA Amended Articles
LA-1106158R2	LA-Right to Purchase Additional Aircraft	6
LA-1106159R1	LA-Special Matters Concerning [*]	1
LA-1106160	LA-Spare Parts Initial Provisioning
LA-1106163	LA-Demonstration Flight Waiver
LA-1106177R1	LA- [*]	6
LA-1106207R1	LA-Special Matters Firm Aircraft	1
LA-1106208R1	LA-Special Matters Option Aircraft	1
LA-1106574R1	LA-Agreement for Deviation from the [*]	6
LA-1106584R4	LA-Aircraft Performance Guarantees	6
LA-1106586	LA-Miscellaneous Matters	6
LA-1106614R1	LA-Special Matters for Purchase Right Aircraft
LA-1106824	LA-Customer Support Matters
LA-1208292R2	LA-Special Matters Concerning Escalation – Block B, Block C, Block E, Block F and	6
	Block G Aircraft
LA-1208296R1	LA-Special Matters for Block D Option Aircraft	6
LA-1208949	LA-Special Matters Block C Aircraft in Table 1-A1	1
6-1162-SCR-146R1	LA Special Provision - Block B and Block G Aircraft	6
LA-1306854R1	Performance Guarantees, Demonstrated Compliance	6
6-1162-LKJ-0696R6	LA-[*]	6
6-1162-LKJ-0705	LA-Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2	6
6-1162-LKJ-0707	LA- Agreement Regarding [*]
6-1162-LKJ-0709	[*] Special Matters	6

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FED-PA-03712	SA-6

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	June 29, 2012
Supplemental Agreement No. 2	October 8, 2012
Supplemental Agreement No. 3	December 11, 2012
Supplemental Agreement No. 4	December 10, 2013
Supplemental Agreement No. 5	September 29, 2014
Supplemental Agreement No. 6	July 21, 2015

FED-PA-03712	SA-6

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106151 R2

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express
Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes Letter Agreement FED-PA-03712-LA-1106151R1 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The terms provided in this Letter Agreement will be applicable to exercised Option Aircraft, as identified in the Table 1-B and Table 1-B1 of the Purchase Agreement (Exercised Option Aircraft) and Purchase Right Aircraft, as identified in Table 1-C that are exercised and scheduled for delivery to Customer through [*] (Applicable Purchase Right Aircraft).

1.	[*]

1.1 Boeing will [*] for the Airframe Price and Optional Features Prices of each Exercised Option Aircraft and Applicable Purchase Right Aircraft for the period beginning [*] and continuing through [*], in accordance with the terms of this Letter Agreement.

1.2 Notwithstanding the [*], in the event Boeing reschedules an Exercised Option Aircraft delivery outside the [*] pursuant to the delivery flexibility described in Letter Agreement Option Aircraft (FED-PA-03712-LA-1106156R2) Boeing agrees that the [*] will extend to apply to such rescheduled Exercised Option Aircraft.

1.3 For the avoidance of doubt, in the event of an Excusable Delay or Non-Excusable Delay of an Exercised Option Aircraft or Applicable Purchase Right Aircraft, Boeing and Customer acknowledge that the [*] to the contracted delivery month will be applied to such Exercised Option Aircraft or Applicable Purchase Right Aircraft.

1.4 If Boeing and Customer mutually agree to reschedule an Exercised Option Aircraft or Applicable Purchase Right Aircraft within the [*], the affected Exercised Option Aircraft or Applicable Purchase Right Aircraft will continue to receive the [*] described herein, [*] to the rescheduled delivery month.

1.5 The [*] for the Airframe Price and Optional Features Price of each Exercised Option Aircraft and Applicable Purchase Right Aircraft will be [*] during the [*] at a [*].

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FED-PA-03712-LA-1106151R2	SA-6
Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft	Page 1
BOEING PROPRIETARY

2.	Determining [*] for Aircraft Delivering Within the [*].

2.1 For Exercised Option Aircraft and Applicable Purchase Right Aircraft delivering within the [*], Boeing will, at time of Exercised Option Aircraft or Applicable Purchase Right Aircraft delivery, calculate the [*] of the Airframe Price and Optional Features Price using (i) [*] in accordance with the provisions of [*] to the Purchase Agreement [*] and (ii) the [*]. The final Aircraft Price will include the [*] Airframe Price and Optional Features Price utilizing the [*] or the [*], except as set forth below.

2.2 Notwithstanding paragraph 2.1 above, if [*] calculated pursuant to the [*], Customer will [*] on the Airframe Price and Optional Features Price [*] on the applicable Exercised Option Aircraft or Applicable Purchase Right Aircraft; or

2.3 If [*] calculated pursuant to the [*], Customer will [*] on the Airframe Price and Optional Features Price [*] on the applicable Exercised Option Aircraft or Applicable Purchase Right Aircraft. At least eighteen [*] of an Exercised Option Aircraft or Applicable Purchase Right Aircraft, but not [*] of a Exercised Option Aircraft or Applicable Purchase Right Aircraft, Boeing will provide Customer notification in the event the [*].

2.4 For an example of the determination of escalation factor applicable to the Airframe and Optional Features, refer to Attachment C to this Letter Agreement.

3.	Effect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

4.	Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the Exercised Option Aircraft and Applicable Purchase Right Aircraft.

5.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to an Exercised Option Aircraft and Applicable Purchase Right Aircraft, shall be calculated using the escalation methodology established in this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

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FED-PA-03712-LA-1106151R2	SA-6
Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft	Page 2
BOEING PROPRIETARY

6.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

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FED-PA-03712-LA-1106151R2	SA-6
Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft	Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

Attachments A, B and C

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FED-PA-03712-LA-1106151R2	SA-6
Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft	Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106154 R2

Federal Express Corporation

3610 Hacks Cross

Memphis TN 38125

Subject:	Firm Aircraft and Option Aircraft Delivery Matters

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express
Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes Letter Agreement FED-PA-03712-LA-1106154R1 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The information provided in this Letter Agreement will be applicable to the firm Aircraft identified in Tables of the Purchase Agreement only (Firm Aircraft).

1. INTENTIONALLY DELETED.

2. INTENTIONALLY DELETED.

3. Firm Aircraft and Option Aircraft Scheduled to Deliver after [*]. Notwithstanding Firm Aircraft delivery dates as provided in the Tables and Option Aircraft delivery months provided in Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, that reflect deliveries after [*], Boeing reserves the right to [*]. Notwithstanding anything herein or elsewhere to the contrary, the parties specifically agree to the following: (i) [*]

4. Customer Delivery Constraints. Notwithstanding Article 3 of this Letter Agreement, Boeing will not [*].

5. [*]. Upon request from Boeing, Customer agrees to discuss [*].

6. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written

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FED-PA-03712-LA-1106154R2		SA-6
Firm Aircraft and Option Aircraft Delivery Matters		Page 1
BOEING PROPRIETARY

consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

FED-PA-03712-LA-1106154R2	SA-6
Firm Aircraft and Option Aircraft Delivery Matters	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1106154R2	SA-6
Firm Aircraft and Option Aircraft Delivery Matters	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106156 R2

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express
Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106156R1 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, Customer has the option to purchase thirty-five (35) additional Model 767-3S2F aircraft as option aircraft (Option Aircraft) and fifteen (15) additional Model 767-3S2F aircraft as Block D option aircraft (Block D Option Aircraft). Except as set forth herein, and in the Purchase Agreement, the Block D Option Aircraft are considered Option Aircraft.

2.	Delivery.

The number of Option Aircraft and associated delivery months are listed in the Attachment 1 to this Letter Agreement. The number of Block D Option Aircraft and associated delivery months are listed in the Attachment 2 to this Letter Agreement.

3.	Configuration.

The configuration for the Option Aircraft will be the Detail Specification for model 767-3S2F aircraft at the revision level in effect at the time of Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Customer and Boeing.

4.	Price.

4.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft shall remain in base year [*] and such prices will be subject to escalation in accordance with the Purchase Agreement.

*

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FED-PA-03712-LA-1106156R2		SA-6
Option Aircraft		Page 1
BOEING PROPRIETARY

4.2 Subject to the provisions of Letter Agreement FED-PA-03712-LA-1106151R2 titled “Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft” the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

4.3 The Advance Payment Base Price for each exercised Option Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5.	Payment.

5.1 Customer will pay an option deposit to Boeing in the amount of [*] (Option Deposit) for each of the fifteen (15) Option Aircraft added to the Purchase Agreement pursuant to Supplemental Agreement No. 6 to the Purchase Agreement (SA-6). The parties acknowledge that Customer has previously paid an Option Deposit to Boeing in the amount of [*] for (i) each of the fifteen Block D Option Aircraft added to the Purchase agreement pursuant to Supplemental Agreement No. 1 to the Purchase Agreement, and (ii) each of the twenty (20) Option Aircraft in Attachment 1 prior to the execution of SA-6. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. [*].

5.2 At Supplemental Agreement for the Option Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

6.	Option Exercise.

6.1 Customer will exercise [*], by giving written notice to Boeing on or before the first business day of the month that is [*] months prior to the month of delivery [*] (Option Exercise Date). [*].

6.2 [*]

6.3 The parties agree that Option Aircraft, once exercised, will be added to Table 1-B or Table 1-B1, as applicable, of the Purchase Agreement.

7.	[*]

8.	[*]

*

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FED-PA-03712-LA-1106156R2	SA-6
Option Aircraft	Page 2
BOEING PROPRIETARY

9.	Supplemental Agreement.

Following Customer’s exercise of an option the parties will sign a supplemental agreement for the purchase of such Option Aircraft ( Supplemental Agreement). The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement.

10.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

FED-PA-03712-LA-1106156R2	SA-6
Option Aircraft	Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

Attachments

FED-PA-03712-LA-1106156R2	SA-6
Option Aircraft	Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106158R2

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106158R1 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, Customer will have the right to purchase (Purchase Right) fifty (50) additional Boeing Model 767-3S2F aircraft as purchase right aircraft (Purchase Right Aircraft).

2.	Delivery.

The Purchase Right Aircraft delivery positions are [*].

3.	Configuration.

The configuration for the Purchase Right Aircraft will be the Detail Specification for Model 767-3S2F aircraft at the revision level in effect at the time of the Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Boeing and Customer.

4.	Price.

4.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft shall remain in base year [*] and such prices will be subject to escalation to the scheduled delivery date of the Purchase Right Aircraft.

*

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FED-PA-03712-LA-1106158R2	SA-6
Right to Purchase Additional Aircraft	Page 1
BOEING PROPRIETARY

4.2 Subject to the provisions of Letter Agreement FED-PA-03712-LA-1106151R2 “Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft”, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

4.3 The Advance Payment Base Price for each exercised Purchase Right Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5.	Payment.

At Supplemental Agreement for the Purchase Right Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Purchase Right Aircraft will be paid at the time of delivery.

6.	Notice of Exercise and Payment of Deposit.

6.1 Customer may exercise a Purchase Right by giving written notice (Notice of Exercise) to Boeing. All Purchase Right aircraft must be exercised for delivery no later than [*]. Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, in accordance with the Purchase Agreement. Such amount will be the initial advance payment due at execution of the Supplemental Agreement.

[*]

6.2 The parties agree that Purchase Right Aircraft, once exercised, will be added to Table 1-C of the Purchase Agreement.

7.	Supplemental Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein [*], the parties will sign a supplemental agreement for the purchase of such Purchase Right Aircraft (Supplemental Agreement) within thirty (30) calendar days of such exercise (Purchase Right Exercise). The Supplemental Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

*

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FED-PA-03712-LA-1106158R2	SA-6
Right to Purchase Additional Aircraft	Page 2
BOEING PROPRIETARY

8.	[*]

9.	General Expiration of Rights.

Each Purchase Right shall expire at the time of execution of the Supplemental Agreement for the applicable Purchase Right Aircraft, or, if no such Supplemental Agreement is executed, on [*].

10.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

*

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FED-PA-03712-LA-1106158R2	SA-6
Right to Purchase Additional Aircraft	Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1106158R2	SA-6
Right to Purchase Additional Aircraft	Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-03712-LA-1106177R1

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	[*]

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2 Freighter aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will [*] as more specifically provided below.

1.	Definitions.

[*]

2.	[*]

3.	[*]

4.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part. For the purpose of supporting Customer’s operation of the Aircraft, Boeing agrees that the rights and obligations described in this Letter Agreement may be assigned, in whole or in part, to any subsidiary of the FedEx Corporation.

*

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FED-PA-03712-LA-1106177R1	SA-6
[*]	Page 1
BOEING PROPRIETARY

5.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

Federal Express Corporation

By	/s/ Phillip C. Blum

Its	Vice President

*

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FED-PA-03712-LA-1106177R1	SA-6
[*]	Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-03712-LA-1106574R1

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Agreement for Deviation from the [*]

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2 Freighter firm aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED- PA-03712-LA-06574 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Attachment to Letter Agreement No FED-PA-03712-LA-1106584R4 contains performance guarantees (Performance Guarantees). [*] applicable to the Aircraft in accordance with such Performance Guarantees. Boeing offers the following items in the event that the guarantee compliance report furnished to Customer for any Aircraft pursuant to Article 5.4 of the AGTA shows [*].

1.	Demonstration of Compliance.

Article 5.4 of the AGTA and the Performance Guarantees provide a procedure for demonstration of compliance with the Performance Guarantees prior to Aircraft delivery. That method will be used to demonstrate compliance with the [*].

2.	Rights and Obligations in the Event of a Compliance Deviation.

2.1 Aircraft Delivery. In the event of a Compliance Deviation for any Aircraft, at the time Boeing tenders that Aircraft for delivery, Boeing will provide the applicable remedies set forth in paragraph 2.2 and section 3. Customer cannot refuse to accept delivery of such Aircraft because of such Compliance Deviation.

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FED-PA-03712-LA-1106574R1	SA-6
Agreement for Deviation from the [*]	Page 1
BOEING PROPRIETARY

2.2 Post Delivery Improvement to Reduce or Eliminate the Compliance Deviation. In the event of a Compliance Deviation for any Aircraft, the following terms and conditions will apply:

2.2.1 To the extent Boeing reasonably determines it is economically and technically practicable, Boeing will use reasonable efforts to design, or cause to be designed by engine manufacturer, airplane drag improvement parts and/or engine fuel flow improvement parts (Improvement Parts) which, when installed in such Aircraft, would reduce or eliminate the Compliance Deviation.

2.2.2 If Boeing elects to provide, or to cause to be provided, Improvement Parts for such Aircraft, then Customer and Boeing will mutually agree upon the details of an Improvement Parts program. Improvement Parts [*]; except Improvement Parts that are provided by the engine manufacturer [*]. Boeing and/or engine manufacturer, as applicable, will provide reasonable support for such a program [*].

2.2.3 If Customer elects to install Improvement Parts in such Aircraft, they will be installed within [*] after the delivery of such Improvement Parts to Customer if such installation can be accomplished during Aircraft line maintenance. Improvement Parts which cannot be installed during Aircraft line maintenance will be installed within a mutually agreed period of time. All Improvement Parts will be installed in accordance with Boeing and engine manufacturer instructions.

2.2.4 Boeing will provide and/or will cause engine manufacturer to provide [*]. Improvement Parts related to engines will apply also to spare engines [*]. Boeing and/or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts. Customer’s [*] must reference this Letter Agreement and be submitted to Boeing Warranty and Product Assurance Contracts using established warranty procedures and other terms identified in the Improvement Parts program contemplated in paragraph 2.2.2 herein.

3.	Payments.

In the event that Boeing has not provided, or caused to be provided by the engine manufacturer, Improvement Parts which eliminate the Compliance Deviation, then Boeing will provide only the remedies described in this section 3.

3.1 [*]

3.1.1 [*]

3.1.2 Customer will provide to Boeing, [*].

3.1.3 Boeing will review the [*]. At its option, Boeing may request additional information from Customer to further substantiate the [*]. Such additional information will not be unreasonably requested by Boeing, nor unreasonably withheld by Customer.

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FED-PA-03712-LA-1106574R1	SA-6
Agreement for Deviation from the [*]	Page 2
BOEING PROPRIETARY

3.2 [*]. In no event [*] set forth in the Attachment A hereto [*].

3.3 [*]. The amount of performance improvement attributable to any Improvement Parts will be determined by Boeing analysis based on data certified to be correct by Boeing. The amount of such improvement will be deemed to be the amount of improvement as calculated using reasonable engineering interpretations based on the data furnished pursuant to Article 5.4 of the AGTA and the data furnished pursuant to this paragraph 3.3. If Customer elects not to install Improvement Parts in any applicable Aircraft as set forth in paragraph 2.2 above, [*].

4.	Duplication of Benefits.

If compensation becomes available to Customer under more than one Boeing guarantee, engine manufacturer guarantee, or warranty, Customer will not receive duplicative compensation, but will receive the compensation most beneficial to Customer.

5.	Exclusive Remedy.

Customer agrees that the remedies contained in Sections 2 and 3 are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees of Customer’s Aircraft and are in lieu of all other rights, remedies, claims and causes of action Customer may have in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Performance Guarantees.

6.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*

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FED-PA-03712-LA-1106574R1	SA-6
Agreement for Deviation from the [*]	Page 3
BOEING PROPRIETARY

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President

*

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FED-PA-03712-LA-1106574R1	SA-6
Agreement for Deviation from the [*]	Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106584R4

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F firm aircraft listed on Table 1-A, Table 1-A1, 1-A2 and Table 1-B or as otherwise agreed by Boeing and Customer in writing (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106584R3 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer. Customer agrees to limit the remedy for non-compliance of any performance guarantee to the terms in Letter Agreements No. FED-PA-03712- LA-1106153 entitled “Liquidated Damages – Non-Excusable Delay” and FED-PA-03712-LA-1106574R1 entitled “Agreement for Deviation from the [*].”

Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

*

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FED-PA-03712-LA-1106584R4	SA-6
Aircraft Performance Guarantees	Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1106584R4	SA-6
Aircraft Performance Guarantees	Page 2
BOEING PROPRIETARY

MODEL 767-300 FREIGHTER PERFORMANCE GUARANTEES

FOR FEDERAL EXPRESS CORPORATION

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	SOUND LEVELS

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

P.A. No. 3712	SS12-0336
AERO-B-BBA4-M11-1089B
BOEING PROPRIETARY

Attachment to Letter Agreement

No. FED-PA-03712-LA-1106584R4

CF6-80C2B6F Engines

1	AIRCRAFT MODEL APPLICABILITY

[*]

2	FLIGHT PERFORMANCE

2.1	Takeoff

[*]

2.2	Landing

[*]

2.3	Cruise Range

[*]

2.4	Mission

2.4.1	Mission Payload

[*]

2.4.2	Mission Payload

[*]

2.4.3	Mission Payload

[*]

2.4.4	Mission Payload

[*]

2.4.5	Mission Block Fuel

[*]

2.4.6	[*]

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P.A. No. 3712
AERO-B-BBA4-M11-1089B	SS12-0336
BOEING PROPRIETARY

Attachment to Letter Agreement

No. FED-PA-03712-LA-1106584R4

CF6-80C2B6F Engines

2.4.7	767-300F Weight Summary – S-544

[*]

2.4.8	Standard and Operational Items Allowance

[*]

3	MANUFACTURER’S EMPTY WEIGHT

[*]

4	SOUND LEVELS

[*]

5	AIRCRAFT CONFIGURATION

[*]

6	GUARANTEE CONDITIONS

[*]

7	GUARANTEE COMPLIANCE

[*]

8	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

*

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P.A. No. 3712	SS12-0336
AERO-B-BBA4-M11-1089B
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
`

FED-PA-03712-LA-1106614R1

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Purchase Right Aircraft

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement FED-PA-03712-LA-1106614 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memorandum provided for in this Letter Agreement will be applicable to exercised Purchase Right Aircraft only (Exercised Purchase Right Aircraft), as described in letter agreement FED-PA-03712-LA-1106158R2, Right to Purchase Additional Aircraft.

1.	Credit Memoranda.

[*]

2.	Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.5 are in [*] base year dollars and will be escalated to the scheduled month of the respective Exercised Purchase Right Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Exercised Purchase Right Aircraft. The Credit Memoranda may, at the election of Customer, be (i) [*].

3.	[*]

4.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Exercised Purchase Right Aircraft at time of delivery and becoming the operator of the Exercised Purchase Right Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

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FED-PA-03712-LA-1106614R1	SA-6
Special Matters for Purchase Right Aircraft	Page 1
BOEING PROPRIETARY

5.	Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President

FED-PA-03712-LA-1106614R1	SA-6
Special Matters for Purchase Right Aircraft	Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1208292R2

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Matters Concerning Escalation – Block B, Block C, Block E, Block F and Block G Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement FED-PA-03712-LA-1208292R1 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The terms provided in this Letter Agreement will be applicable to Block B, Block C, Block E, Block F and Block G Aircraft.

1.	[*].

1.1 Boeing will [*] for the Airframe Price and Optional Features Prices of each Block B, Block C, Block E, Block F and Block G Aircraft for the period beginning [*] and continuing through [*], in accordance with the terms of this Letter Agreement.

1.2 Notwithstanding the [*], in the event Boeing reschedules a Block B, Block C, Block E, Block F or Block G Aircraft delivery outside the [*] pursuant to the delivery flexibility described in Letter Agreement Firm Aircraft Delivery Matters (FED-PA-03712-LA-1106154R2), Boeing agrees that the [*] will extend to apply to such rescheduled Block B, Block C, Block E, Block F or Block G Aircraft.

1.3 For the avoidance of doubt, in the event of an Excusable Delay or Non-Excusable Delay of a Block B, Block C, Block E, Block F or Block G Aircraft, Boeing and Customer acknowledge that the [*] to the contracted delivery month will be applied to such Block B, Block C, Block E, Block F or Block G Aircraft.

1.4 If Boeing and Customer mutually agree to reschedule a Block B, Block C, Block E, Block F or Block G Aircraft within the [*], the affected Block B, Block C, Block E, Block F or Block G Aircraft will continue to receive the [*] described herein, [*] to the rescheduled delivery month.

1.5 The [*] for the Airframe Price and Optional Features Price of each Block B, Block C, Block E, Block F and Block G Aircraft will be [*] during the [*] at a [*].

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BOEING PROPRIETARY

2.	Determining [*] for Block B, Block C, Block E, Block F and Block G Aircraft Delivering Within the [*].

2.1 For Block B, Block C, Block E, Block F and Block G Aircraft delivering within the [*], Boeing will, at time of Block B, Block C, Block E, Block F and Block G Aircraft delivery, calculate the [*] of the Airframe Price and Optional Features Price using (i) [*] in accordance with the provisions of [*] to the Purchase Agreement [*] and (ii) the [*]. The final Block B, Block C, Block E, Block F and Block G Aircraft Price will include the [*] Airframe Price and Optional Features Price utilizing the [*] or the [*], except as set forth below.

2.2 Notwithstanding paragraph 2.1 above, if [*] calculated pursuant to the [*], Customer will [*] on the Airframe Price and Optional Features Price [*] on the applicable Block B, Block C, Block E, Block F and Block G Aircraft; or

2.3 If [*] calculated pursuant to the [*], Customer will [*] on the Airframe Price and Optional Features Price [*] on the applicable Block B, Block C, Block E, Block F and Block G Aircraft. At least [*] of a Block B, Block C, Block E, Block F or Block G Aircraft, but not [*] of a Block B, Block C, Block E, Block F or Block G Aircraft, Boeing will provide Customer notification in the event the [*].

2.4 For an example of the determination of escalation factor applicable to the Airframe and Optional Features, refer to Attachment C to this Letter Agreement.

3.	Effect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

4.	Block B, Block C, Block E, Block F and Block G Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the Block B, Block C, Block E, Block F and Block G Aircraft set forth in Tables 1-A1, 1-A2 and 1-B of the Purchase Agreement as of the execution date of this Letter Agreement.

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BOEING PROPRIETARY

5.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to Block B, Block C, Block E, Block F and Block G Aircraft set forth in Tables 1-A1, 1-A2 and 1-B as of the date of this Letter Agreement, shall be calculated using the escalation methodology established in this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

6.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

Attachments A, B and C

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BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-03712-LA-1208296R1

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Block D Option Aircraft

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement FED-PA-03712-LA-1208296 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memorandum provided for in this Letter Agreement will be applicable to exercised Block D Option Aircraft only, which (i) are priced in [*] dollars and (ii) once exercised by the Customer will be added to Table 1-B1 of the Purchase Agreement (Exercised Block D Option Aircraft).

1.	Credit Memoranda.

[*]

2.	Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.5 are in [*] base year dollars and will be escalated to the same time period as the Airframe pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Exercised Block D Option Aircraft. The Credit Memoranda may, at the election of Customer, be [*].

3.	[*]

4.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Exercised Block D Option Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

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BOEING PROPRIETARY

5.	Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-SCR-146R1

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Provision – Block B and Block G Aircraft

Reference:	Purchase Agreement 3712 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement 6-1162-SCR-146 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[*]

[Defined Terms]

“Block B Aircraft” means the four (4) Option Aircraft exercised, as identified in Table 1-B as Block B Aircraft, under Supplemental Agreement Number 1 to the Purchase Agreement and shall have the meaning as defined therein.

“Block G Aircraft” means the four (4) Aircraft identified in Table 1-A2 as Block G Aircraft pursuant to Supplemental Agreement Number 6 to the Purchase Agreement and shall have the meaning as defined therein.

[*]

“RLA” or “Railway Labor Act” means 45 USC Section 151 et seq.

“NLRA” or “National Labor Relations Act” means 29 USC Section 151 et seq.

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BOEING PROPRIETARY

Very Truly Yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21 , 2015

FEDERAL EXPRESS CORPORATION

By	Phillip C. Blum

Its	Vice President Aircraft Acquisition

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1306854 R1

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Performance Guarantees, Demonstrated Compliance

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-300 Freighter firm aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED- PA-03712-LA-1306854 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Attachment to Letter Agreement No FED-PA-03712-LA-1106584R4 contains performance guarantees (Performance Guarantees).

1. Demonstration of Compliance.

1.1 Standard Method.

Article 5.4 of the Aircraft General Terms Agreement Number AGTA-FED between Boeing and Customer dated November 7, 2006 (AGTA) provides that Boeing shall furnish to Customer as soon as practicable flight test data, obtained on an aircraft of the same type as the Aircraft, certified as correct by Boeing, to evidence compliance with the Performance Guarantees (Aircraft Report); and that any Performance Guarantee shall be deemed to be met if reasonable engineering interpretations and calculations based on such flight test data establish that the Aircraft would, if actually flown, comply with such guarantee. This method of demonstrating compliance with the Performance Guarantees is defined as the “Standard Method”. Except as provided in paragraph 1.2, the Standard Method will be used for establishing compliance with all Performance Guarantees.

1.2 Demonstration Method – Delivery Flight Verification.

1.2.1 Notwithstanding the provisions of Article 5.4 of the AGTA, if Customer elects to purchase the option for the Demonstration Method pursuant to paragraph 2 herein for any Aircraft, then Customer shall have the right to request that the Demonstration Method (as defined in paragraph 1.2.4 herein) be used in lieu of the Standard Method. Each Aircraft for which Customer elects to purchase the Demonstration Method shall be a “Demonstration Aircraft”.

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BOEING PROPRIETARY

1.2.2 Customer will provide Boeing written notice to purchase the Demonstration Method no later than three (3) months prior to the first day of the month of scheduled delivery of any Demonstration Aircraft. Notwithstanding the foregoing, with respect to MSN 43544, scheduled for delivery in November 2013, Customer agrees to provide written notice to Boeing no later than October 24, 2013.

1.2.3 Customer will coordinate with Boeing to establish a flight plan for the delivery flight with sufficient flight time in stable air to gather the Calibrated Performance data described in Attachment A to this Letter Agreement.

1.2.4 For each Demonstration Aircraft, Boeing shall provide the [*] the respective delivery flight of a Demonstration Aircraft for the purpose of acquiring cruise fuel mileage performance data to be used in demonstrating compliance with the guarantees defined in paragraph 4 below (Particular Guarantees). The methodology described in this paragraph 1.2.4 shall be referred to as the “Demonstration Method”.

1.2.5 Establishing compliance with the Particular Guarantees shall be referred to as “Demonstration Calibrated Performance” and will be derived as follows:

1.2.5.1 During the delivery flight of each Demonstration Aircraft, cruise fuel mileage data will be obtained utilizing the calibrated production instruments of such Demonstration Aircraft. Such data shall be obtained during periods of stable cruise, in accordance with and subject to the applicable provisions of Part A of Attachment A to this Letter Agreement. The data will be analyzed in accordance with the applicable provisions of Part B of Attachment A hereto for establishing the Demonstration Calibrated Performance of the applicable Demonstration Aircraft.

1.2.6 As soon as practicable, but not later than [*] following completion of the Demonstration Method flight of each Demonstration Aircraft, Boeing shall present to Customer the final results of the Demonstration Calibrated Performance data together with supporting flight test data and analysis. To the extent the Demonstration Calibrated Performance as set forth in the Aircraft Report for such Demonstration Aircraft is equal to or better than the minimum value of the Particular Guarantees, compliance with such Guarantees shall be established for such Demonstration Aircraft.

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BOEING PROPRIETARY

2. Price for Demonstration Method.

2.1 The price for the Demonstration Method shall be [*]. Subject to the provisions of paragraphs 2.2 through 2.3, below, such amount [*]. For the avoidance of doubt, the price described in this article [*].

2.2 If Boeing fails to demonstrate compliance with the guaranteed minimum value of any of the Particular Guarantees on any Demonstration Aircraft, Boeing shall test subsequently delivered Aircraft using the Demonstration Method, as soon as possible, considering the time available between the realization of failure and the first subsequent airplane delivery, [*]. In addition, Boeing [*] of any of the Particular Guarantees; and

2.3 If, by means of such test, Boeing successfully demonstrates that any Aircraft is in compliance with the guaranteed minimum value of the Particular Guarantees by the Demonstration Method, then tests of each subsequently delivered Aircraft, if any, shall be at Customer’s option and at Customer’s expense. If Boeing fails to demonstrate compliance with the guaranteed minimum value of any of the Particular Guarantees by the Demonstration Method on subsequently delivered Aircraft, [*]. In addition, Boeing shall test subsequently delivered Aircraft [*].

3. Use of Demonstration Aircraft.

Customer agrees that Boeing may use the Aircraft to conduct the flight tests described in paragraph 1.2 hereof and that Customer will accept delivery of such Demonstration Aircraft [*].

4. Particular Guarantees.

4.1 The guarantees for which the Demonstration Method of compliance will be applicable are the Cruise Range Guarantee set forth in paragraph 2.3, the Mission Payload Guarantees set forth in paragraphs 2.4.1, 2.4.2, 2.4.3, and 2.4.4, and the Mission Block Fuel Guarantee set forth in paragraph 2.4.5 of the Performance Guarantees adjusted as set forth in paragraph 4.2 below.

4.2 When using the Demonstration Method for a Demonstration Aircraft, the guarantee values of the applicable Performance Guarantees shall be [*] to account for the use of calibrated cockpit instruments, in lieu of more extensive flight tests using flight test instrumentation systems and methods as described in the then current revision of Boeing Document D041A404, “The Determination of Cruise Fuel Mileage by Flight Testing Boeing Commercial Production Airplanes”. Such adjustments which reflect the effect of [*] on the guarantee parameter are applied to the guarantee values in the following manner:

a) Cruise Range – [*]

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BOEING PROPRIETARY

b) Mission Payload Guarantee 2.4.1 – [*]

c) Mission Payload Guarantee 2.4.2 – [*]

d) Mission Payload Guarantee 2.4.3 – [*]

e) Mission Payload Guarantee 2.4.4 – [*]

f) Mission Block Fuel Guarantee 2.4.5 – [*]

4.3 Such Cruise Range, Mission Payload, and Mission Block Fuel Guarantees so adjusted are hereinafter referred to as the “Particular Guarantees”.

5. Rights and Obligations in the Event of a Compliance Deviation.

5.1 Aircraft Delivery. The parties agree that a “Compliance Deviation” shall refer to instances in which a demonstrated value (regardless of the method by which the compliance is demonstrated) exceeds the guaranteed minimum value of a particular Performance Guarantee. In the event of a Compliance Deviation for any Aircraft at the time Boeing tenders for delivery, Boeing will provide the applicable remedies set forth in paragraph 5.2 and paragraph 6. Customer cannot refuse to accept delivery of such Aircraft because of such Compliance Deviation.

5.2 Post Delivery Improvement to Reduce or Eliminate the Compliance Deviation. In the event of a Compliance Deviation for any Aircraft, the following terms and conditions will apply:

5.2.1 To the extent Boeing reasonably determines it is economically and technically practicable, Boeing will use reasonable efforts to design, or cause to be designed by engine manufacturer, airplane drag improvement parts and/or engine fuel flow improvement parts (Improvement Parts) which, when installed in such Aircraft, would reduce or eliminate the Compliance Deviation.

5.2.2 If Boeing provides, or causes to be provided Improvement Parts for such Aircraft, then Customer and Boeing will mutually agree upon the details of an Improvement Parts program. The Improvement Parts [*]; except Improvement Parts provided by the engine manufacturer [*]. Boeing and/or engine manufacturer, as applicable, will provide reasonable support for such a Improvement Parts program [*].

5.2.3 If Customer elects to install Improvement Parts in such Aircraft, such installation will be within [*] after the delivery of such Improvement Parts to Customer as long as such installation can be accomplished during normal Aircraft line maintenance. Improvement Parts which cannot be installed during Aircraft line maintenance will be installed within a mutually agreed period of time. All Improvement Parts will be installed in accordance with Boeing and engine manufacturer instructions.

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BOEING PROPRIETARY

5.2.4 Boeing will provide and will cause engine manufacturer to provide [*]. Improvement Parts related to engines will apply also to spare engines [*]. Boeing will provide or will cause the engine manufacturer to provide Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts. Customer’s [*] must reference this Letter Agreement and be submitted to Boeing Warranty and Product Assurance Contracts using established warranty procedures set forth in Exhibit C of the AGTA and other terms identified in the Improvement Parts program contemplated in paragraph 5.2.2 herein.

6. Payments.

In the event that Boeing has not provided, or caused to be provided by the engine manufacturer, Improvement Parts which eliminate the Compliance Deviation, then Boeing will provide only the remedies described in this paragraph 6.

6.1 [*]

6.1.1 [*]

6.1.2 Customer will provide to Boeing, within [*].

6.1.3 Boeing will review the [*]. At its option, Boeing may request additional information from Customer to further substantiate the [*]. Such additional information will not be unreasonably requested by Boeing, nor unreasonably withheld by Customer.

6.2 [*]

6.3 [*]. The amount of performance improvement attributable to any Improvement Parts will be determined by Boeing analysis based on data certified to be correct by Boeing. The amount of such improvement will be deemed to be the amount of improvement as calculated using reasonable engineering interpretations based on the data furnished pursuant to Article 5.4 of the AGTA and the data furnished pursuant to this paragraph 6.3. If Customer elects not to install Improvement Parts in any applicable Aircraft as set forth in paragraph 5.2 above, [*].

7. Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder in addition to the benefits to be provided under the Purchase Agreement, and any direct commitment to Customer by the engine manufacturer.

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BOEING PROPRIETARY

8. Exclusive Remedy.

Customer agrees that the remedies contained in paragraphs 5.2 and 6 are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees of Customer’s Aircraft and are in lieu of all other rights, remedies, claims and causes of action Customer may have in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all rights, remedies, claims and causes of action relating to or arising from such Performance Guarantees.

9. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

10. Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President

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BOEING PROPRIETARY

Attachment A to Letter Agreement No FED-PA-03712-LA-1306854R1

PART A

DATA SOURCES AND METHOD OF DATA ACQUISITION

Demonstration Method

1. Data Sources (Calibrated Performance)

Since special flight test instrumentation will not be used, data will be taken from flight deck instrument displays or available aircraft data systems and the appropriate calibration corrections will be applied to such data. The applicable instruments shall be calibrated in Boeing laboratories or equivalent prior to the test. The following tabulation summarizes the minimum data which will be taken.

Mach
Altitude
Air Temperature
Primary Power Setting Parameter	[*]
Ground Speed	[*]

Fuel Flow	[*]
Initial Gross Weight	[*]
Current Gross Weight

2. Data Correction

The corrections applied to the data will be in accordance with normal engineering practices as detailed in the then current revision of Boeing Document D041A404, “The Determination of Cruise Fuel Mileage by Flight Testing Boeing Commercial Production Airplanes.” These procedures correct the data for instrument calibrations, temperature deviation from a standard day, variation from unaccelerated level flight, difference between test and nominal gross weight divided by ambient static pressure ratio (W/d), altitude effect, Reynolds Number effect, wing aeroelastics, center of gravity, variation in electrical load, ECS operation, the differences between the measured fuel heating value and the Boeing standard value of 18,580 BTU/LB, and other corrections as appropriate.

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BOEING PROPRIETARY

Attachment A to Letter Agreement No. FED-PA-03712-LA-1306854R1

PART B

METHOD FOR DETERMINING CALIBRATED PERFORMANCE

Demonstration Method

1. For each Demonstration Aircraft, a series of points will be taken during the delivery flight to determine Cruise Specific Air Range with the target of getting [*] Mach numbers at or near the cruise Mach number specified in the Performance Guarantees and for [*] W/d values to be representative of conditions of the Performance Guarantees with a minimum impact on the scheduled flight plan. All test data will be adjusted to represent conditions of level, unaccelerated flight on a standard day and nominal conditions consistent with those used in the analysis of extensive flight test data obtained on an aircraft of the same type as the Aircraft as documented in the Cruise Performance Substantiation Document for the applicable Model 767-300 Freighter.

2. For the purpose of determining the Demonstration Calibrated Performance to be used in demonstrating compliance with the Particular Guarantees, the numerical average of deviations of the data for the Demonstration Aircraft will be calculated as compared to the database used for the “Standard Method”. The average deviation so determined will be used to determine an adjustment factor to be applied to the fuel mileage level documented in the Cruise Performance Substantiation Document for the applicable Model 767-

300 Freighter. This factored fuel mileage level will be used to establish the Demonstration Calibrated Performance to be used in the calculation of compliance of the Demonstration Aircraft with the Particular Guarantees.

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BOEING PROPRIETARY

Attachment B to Letter Agreement No FED-PA-03712-LA-1306854R1

[*]

(a) [*] pursuant to paragraph 6.2 of the Letter Agreement to which this Attachment B is incorporated [*]:

[*]

NOTE:

Any rounding of a number, as required under this Attachment with respect to escalation of the AAL, shall be accomplished as follows: If the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-LKJ-0696R6

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Subject:	[ * ]

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

All terms used but not defined in this letter agreement (Letter Agreement) have the same meaning as in the Purchase Agreement. Other than as provided in this Letter Agreement all terms and conditions of the Purchase Agreement are hereby ratified and confirmed.

1. [ * ]

2. Customer understands that Boeing considers certain commercial and financial information contained in this offer as confidential. Customer agrees that it will treat this offer and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this offer or any information contained herein to any other person or entity without the written consent of Boeing.

Please sign and return this offer on or before January 22, 2015.

*

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6-1162-LKJ-0696R6
January 22, 2015	Page 1
[ * ]
BOEING PROPRIETARY

AGREED AND ACCEPTED this
January 22, 2015
Date

THE BOEING COMPANY	FEDERAL EXPRESS CORPORATION

/s/ L. Kirsten Jensen	/s/ George Silverman
Signature	Signature

L. Kirsten Jensen	George Silverman
Printed name	Printed name

Attorney-in-Fact	Vice President Materiel Management
Title	Title

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6-1162-LKJ-0696R6
January 22, 2015
[ * ]	Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-LKJ-0705

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memorandum provided for in this Letter Agreement will be applicable to Block E, Block F and Block G Aircraft, as identified in Table 1-A2 of the Purchase Agreement (Table 1-A2 Aircraft).

1. Credit Memoranda.

[*]

2. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.6 are in [*] base year dollars and will be escalated to the same time period as the Airframe pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Table 1-A2 Aircraft. The Credit Memoranda may, at the election of Customer, be [*].

3. [*]

4. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Table 1-A2 Aircraft at time of delivery and becoming the operator of the Table 1- A2 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

*

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6-1162-LKJ-0705	SA-6
Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2	Page 1
BOEING PROPRIETARY

5. Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

6-1162-LKJ-0705	SA-6
Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

6-1162-LKJ-0705	SA-6
Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-LKJ-0707

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Agreement Regarding [*]

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Background.

[*]

2.	[*]

3.	[*]

4.	Agreement Expiration.

Unless otherwise agreed by the parties in writing, this Letter Agreement shall remain in full force and effect until delivery or cancellation of all Aircraft provided for in and under the Purchase Agreement.

5. Assignment.

This Letter Agreement is for the benefit of the parties and their respective successors and assigns. No rights or duties of any party to this Letter Agreement may be assigned, in whole or in part.

*

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6-1162-LKJ-0707	SA-6
Agreement Regarding [*]	Page 1
BOEING PROPRIETARY

6. Confidentiality.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

*

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6-1162-LKJ-0707	SA-6
Agreement Regarding [*]	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President Aircraft Acquisition

*

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6-1162-LKJ-0707	SA-6
Agreement Regarding [*]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-LKJ-0709

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	[*] Special Matters

Reference:	a) Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

b) Customer Services General Terms Agreement No. S2-2 (CSGTA) between Boeing and Customer, as amended and supplemented

(c) Letter Agreement FED-SU-1106178R2, Federal Express Corporation [*]

(d) Letter Agreement FED-S2-2-LA-1501881, [*] Special Matters – [*]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[*]

1.	[*]

2.	[*]

3.	Definitive Agreements.

The [*] described herein are or will be incorporated into definitive agreements between Customer and Boeing for the [*]. Such definitive agreements are or will include the terms contained herein and additional terms not included in this Letter Agreement.

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6-1162-LKJ-0709	SA-6
[*] Special Matters	Page 1
BOEING PROPRIETARY

4.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

5.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

*

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6-1162-LKJ-0709	SA-6
[*] Special Matters	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President

*

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6-1162-LKJ-0709	SA-6
[*] Special Matters	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-S2-2-LA-1501881

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	[*] Special Matters – [*]

References:

a)

Supplement Agreement (SA) No. 6 to Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

b)	Customer Services General Terms Agreement No. S2-2 (CSGTA), as amended and supplemented, between Boeing and Customer

c)	[*] between Boeing and Customer (collectively [*])

This letter agreement (Letter Agreement) will become effective upon signature by Boeing and Customer.

1.	[*]

2.	[*]

3.	Assignment.

This credit memorandum is provided as a financial accommodation to Customer and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

*

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FED-S2-2-LA-1501881	July 06, 2015
Special Matters-[*]	LA Page 1
BOEING PROPRIETARY

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

/s/ Sarah Swezey

THE BOEING COMPANY

By	Sarah Swezey

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21

Federal Express Corporation

By	/s/ Phillip C. Blum

Its	Vice President

*

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FED-S2-2-LA-1501881	July 06, 2015
Special Matters-[*]	LA Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-LKJ-0708

Federal Express Corporation

3131 Democrat Road

Memphis, TN 38118

Attention:	Mr. Kevin Burkhart
Managing Director – Aircraft Acquisitions & Sales

Subject:	Special Considerations for [*] in 2015 and 2016

References:	(a) Purchase Agreement 3712 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) dated December 14, 2011 relating to Model 767-3S2F Aircraft (767 Purchase Agreement)

(b) Purchase Agreement 3157 between Boeing and Customer dated November 7, 2006 relating to 777-Freighter Aircraft (777 Purchase Agreement)

All terms used but not defined in this letter (Letter Agreement) shall have the same meaning as in the 767 Purchase Agreement.

1.	Background.

1.1 Boeing and Customer intend to execute Supplemental Agreement No. 6 (SA- 6) to the 767 Purchase Agreement to add thirty-five (35) Block E Aircraft, eleven (11) Block F Aircraft and four (4) Block G Aircraft to the Purchase Agreement, and additional Option Aircraft and Purchase Rights. Upon execution of SA-6, Customer will owe a payment to Boeing in the amount of [*].

1.2 [*]

2.	Agreement.

Boeing will agree to Customer’s request for [*] as outlined in paragraph 1.2 above in exchange for Customer providing the following considerations:

2.1 [*]

2.2 [*]

2.3 [*]

2.4 [*]

2.5 [*]

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6-1162-LKJ-0708
Special Considerations for [*] in 2015 and 2016	Page 1
BOEING PROPRIETARY

3.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21, 2015

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Its	Vice President

*

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6-1162-LKJ-0708
Special Considerations for [*] in 2015 and 2016	Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-SU-1106178R2

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Federal Express Corporation [*]

References:	1) Purchase Agreement No. PA-03712 (767 Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

2) FED-MO-1105406 R1 Proposal for 767-300 Boeing Converted Freighter (BCF) Program (Proposal for 25 767-300 BCF aircraft)

3) FED-MO-1105421 R1 Proposal for 767-300 Boeing Converted Freighter Program (Proposal for 50 767-300 BCF aircraft)

This agreement No. FED-SU-1106178R2, dated July 15, 2015 supersedes and replaces in its entirety agreement No. FED-SU-1106178R1, dated June 29, 2012.

This Agreement incorporates the terms and conditions of Customer Services General Terms Agreement No. S2-2 (“CSGTA”) between Boeing and Customer by reference. All capitalized terms used but not defined in this Agreement have the same meaning as in the CSGTA. On the date Customer accepts this offer it will become an Order to the CSGTA.

1.	[*]

2.	Definitions

2.1 “Agreement” means this Order to the CSGTA.

2.2 [*]

2.3 [*]

2.4 [*]

2.5 “Option Aircraft” means all exercised Aircraft options as listed in Table 1-B of the 767 Purchase Agreement.

2.6 “Purchase Right Aircraft” means all Purchase Right Aircraft as listed in Table 1-C of the 767 Purchase Agreement.

2.7 [*]

2.8 [*]

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FED-SU-1106178R2
[*]	Page 1
BOEING PROPRIETARY

3.	Term

3.1 Once this Agreement is executed, this Agreement will be in effect and [*].

3.2 [*]

3.3 [*]

4.	[*]

4.1 [*]

4.2 [*]

4.3 [*]

4.4 [*]

•	Other than to a subsidiary of Customer, Customer may not assign [*] under this Agreement, in whole or in part, without the prior written consent of Boeing.

[*]

5.	Miscellaneous

5.1 Entire Agreement. This Agreement and the CSGTA contain the entire agreement between the parties and supersede all previous proposals, understandings, commitments or representations, oral or written, with respect to the subject matter hereof.

5.2 Confidential Treatment. Customer understands that Boeing considers certain commercial and financial information contained in this Agreement as confidential. Customer and Boeing agree that it will treat this Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the forgoing, Customer may disclose this Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent company, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect hereto, and as required by law.

AGREED AND ACCEPTED this

July 21, 2015
Date

THE BOEING COMPANY	FEDERAL EXPRESS CORPORATION

/s/ Sarah Swezey	/s/ Phillip C. Blum
Signature	Signature

Sarah Swezey	Phillip C. Blum
Printed name	Printed name

Attorney-in-Fact	Vice President
Title	Title

*

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FED-SU-1106178R2
[*]	Page 2
BOEING PROPRIETARY

Tri-Party Agreement Regarding [*]

THIS AGREEMENT, (Agreement) is entered into as of July 21, 2015, among Federal Express Corporation, (FedEx ), The Boeing Company (Boeing) and General Electric Company (GE) (hereinafter individually and collectively referred to as the Party or Parties, respectively).

RECITALS

A. WHEREAS, FedEx has purchased at least thirty-five (35) incremental Boeing Model 767F aircraft with the right to purchase additional option aircraft and purchase rights (the “Additional Order”).

[*]

NOW THEREFORE, in consideration of the mutual promises and covenants herein contained the Parties hereto agree as follows:

1. [*]

2. [*]

3. This Agreement is for the benefit of the Parties and their respective successors and assigns. No rights or duties of any Party to this Agreement may be assigned, in whole or in part, without the prior written consent of the Parties.

4. This Agreement shall be interpreted under and governed by the laws of the state of Washington, U.S.A., except that Washington’s choice of law rules shall not be invoked for the purpose of applying the law of another jurisdiction.

5. No Party to this Agreement will make any news release or make any other information releases concerning this Agreement without the prior written consent of the other Parties. If consent is obtained, the Party disclosing information will, in each instance, obtain the prior written approval of the other Parties concerning the exact text and timing of any such disclosure.

6. [*]

*

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed, as of the date first above, by their officers or agents thereunto duly authorized.

THE BOEING COMPANY

By	/s/ Kirsten Jensen

Title	Attorney-in-Fact

GENERAL ELECTRIC COMPANY

By	/s/ Kellan Grant

Title	Attorney-in-Fact

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum

Title	Vice President

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B767F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.